(Exhibit 10.36)
                               XYNERGY CORPORATION
                        269 So. Beverly Drive, Suite 938
                             Beverly Hills, CA 90212
                                 (310) 274-0086
                                  (Letterhead)

Via Facsimile & U.S. Mail [480-461-8634]
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November 24, 2004

Mark Shelley
Shelley International CPA
161 East 1st Street
Mesa, AZ 85204 on

Dear Mark:

As we previously informed you, we have retained another accountancy firm to conduct our audit for the period ending December 31, 2004. As required by SEC rules, we are filing the attached Form 8-K for notification.

We are therefore requesting that you write a letter to the Securities and Exchange Commission stating whether you agree or disagree with the statements made in Item 4 of the Form 8-K.

Should you have any questions, please feel free to give us a call. Thank you for your anticipated cooperation in this matter.

Sincerely,


/s/ Raquel Zepeda
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Raquel Zepeda
President